UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 23, 2003

                          AltiGen Communications, Inc.
             (Exact name of registrant as specified in its chapter)

         DELAWARE                  000-27427                    94-3204299
(State or other jurisdiction      (Commission                  (IRS Employer
     of incorporation)            File Number)               Identification No.)

                      47427 Fremont Boulevard, Fremont, CA
                    (Address of principal executive offices)

                                      94538
                                   (Zip Code)

Registrant's telephone number, including area code 510-252-9712

___________________________________________________________________
(Former name or former address, if changed since last report)

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AltiGen Communications, Inc.
(Registrant)

By: /s/ Philip M. McDermott
    ----------------------------------------
Philip M. McDermott,
Chief Financial Officer
(Principal Financial and Accounting Officer)
(Signature)*

Date: July 23, 2003